Contract for Trade Financing Quota

China Construction Bank
Fujian Branch

Signatories:
Party A: see Article 11 hereof
Party B: see Article 11 hereof

To strengthen the cooperation between Party A and Party B in financing for import and export trade, with Party A's application, in the condition of meeting Party B's requirements, Party B agrees to provide trade financing quota for Party A. To clarify both parties' rights and obligations, Party A and Party B enter into this contract for mutual compliance through consultations in accordance with pertinent laws, legal regulations and rules.

Article 1                      Trade financing quota
Trade financing quota mentioned herein refers to the limit of trade financing principal provided by Party B to Party A under certain conditions within the validity period of the trade financing quota agreed hereunder. At any time within the above period, as long as the balance of such principal occupied by Party A or outstanding hereunder does not exceed the quota, Party A may apply for trade financing on a continual basis hereunder without limit of times, provided that the sum of the amount of trade financing applied for by Party A and the above balance shall not exceed the trade financing quota.

Article 2                      Type and amount of trade financing quota
See Article 12 hereof.

Article 3                      Validity period of trade financing quota
1. Validity period of the quota hereunder: see Article 13 hereof.
2. When the quota validity period expires, the quota shall be automatically terminated, and the unused quota shall automatically lapse.
3. As for each transaction of trade financing that occurs in the quota validity period, the due date of Party A's fulfillment of liabilities is not subject to whether the quota validity period expires. As for a single transaction of trade financing approved by Party B in the quota validity period, it shall be continued to be fulfilled in accordance with the contract and its schedules or other pertinent legal documents, and the creditor's right and liabilities incurred are not subject to whether the quota validity period expires.

Article 4                      Interest and expenses
1. As for the start date, due date, amount, interest rate, interest calculation means, interest settlement means, expense type or scope, expense rate, expense calculation means, and expense payment means of single transaction of trade financing hereunder, such items shall be determined based on related legal documents of such transaction. If both parties cannot reach agreement through consultations, Party B may reject Party A's application.
LIBOR interest rate refers to the inter-bank offered rate of the above period and currency, released by BBA provided by financial telecom terminals such as Reuter at 11.00 a.m. (London time) two banking days prior to the loan or financing day or interest rate adjustment day.
HIBOR interest rate refers to the inter-bank offered rate of the above period and currency, released by HKAB provided by financial telecom terminals such as Reuter at 11.00 a.m. (Hong Kong time) two banking days prior to the loan or financing day or interest rate adjustment day.

2. The expenses Party A must cover or pay to Party B hereunder include:
(1) Quota management fee. See Article 14 hereof;
(2) Actual incurred expenses arising from Party B's handling of each business hereunder;
(3) The expenses arising from Party B's recovery from related parties for withdrawal of payment under quota-related L/C, document and warranty;
(4) Other expenses agreed by both parties

Article 5                      use of the trade financing quota
1. Within the trade financing quota and its validity period hereunder, Party A may raise written quota withdrawal application piece by piece, and Party B will handle the trade financing transaction for Party A piece by piece after review and consent.
2. At any time in the quota validity period, the sum of quota principal balance occupied by each transaction shall not exceed the total trade financing quota, and the sum of quota principal balance occupied by each transaction under each sub-quota shall not exceed such sub-quota.

Article 6                      Legal documents related to the contract
See Article 16 hereof.

Article 7                      Rights and obligations of both parties
1. Party A may require Party B to keep confidential the business secret in the information or related to production and operation provided by Party A, except otherwise stipulated by laws, legal regulations and rules and competent authorities, or otherwise agreed by both parties.
2. Party A shall, as per Party B's requirements, provide related planning statistics, financial and accounting statements, and information on production and operation status, and guarantee the authenticity, completeness and validity of such provided information. If Party A is a group client, it shall report in time to Party B information on associated transactions involving more than 10% of Party A's net assets, including: (1) association relationship of transaction parties; (2) transaction project and transaction nature; (3) transaction amount or corresponding proportion; (4) pricing policy (including transactions without amount or with symbolic amount).
3. Party A shall actively cooperate with and spontaneously accept Party B's inspection and supervision on its production, operation and financial activities and the quota usage hereunder.
4. If there is any circumstance of Party A which Party B deems to affect Party A's normal production and operation, Party B may adjust or even cancel the trade financing quota not used by Party A.
5. Party A shall open a RMB or foreign exchange settlement account at Party B to entrust Party B to handle import and export settlement business, import and export financing business and other bank settlement business.
6. Party A shall use the quota as agreed by both parties.
7. Party A shall fulfill or pay off liabilities within the period agreed by both parties.
8. Party A shall bear the risk of exchange rate. In case the sum of quota occupied by Party A is likely to exceed or has exceeded the quota agreed hereunder due to the risk of exchange rate, Party A shall provide guaranty in time recognized by Party B upon receipt of Party B's notification. When the sum of quota occupied by Party A is likely to exceed or has exceeded the quota agreed hereunder due to change in exchange rate, Party B may no more handle trade financing business for Party A.

9. Party A shall not take out its capital secretly or move away its property or use associated transactions to evade debts to Party B. Party A shall not use fabricated contract with associated parties, or use document receivable or payment receivable without the background of actual transaction for bank discount or pledge to extract money or credit from the bank.
10. In case there is any change to Party A's name, legal representative (person in charge), domicile, business scope, registered capital or the company's articles of association, or other business registration items, Party A shall notify Party B in writing immediately after such change and enclose with related changed information.
11. Party A undertakes not to sign with any third party any contract that is detrimental to Party B's interest hereunder.
12. Before all liabilities are paid off hereunder, without Party B's written consent, Party A shall not use the asset formed from the quota provided by Party B as guaranty to any third party.
13. If damage is caused to Party B due to dispute arising from the underlying contract or third party reasons, Party A shall be responsible for compensation for such damage.

Article 8                      Responsibilities of breach and remedy for circumstances likely to endanger Party B's right as the creditor
1. Party B's breach and responsibilities of breach
(1) If Party B breaches the contract or its schedules or agreement on application form related business approved and confirmed by Party B, Party A may require Party B to fulfill its obligations as agreed;
(2) If Party B breaches prohibitive provisions of state laws and legal regulations to collect illegal interest and expenses from Party A, Party A may require refund from Party B.
2. Party A's breach
(1) Party A breaches any agreement or any legal obligations of the contract or its schedules or agreement on application form related business approved and confirmed by Party B;
(2) Party A clearly indicates or demonstrates through its behaviors that it will not fulfill any obligations of the contract or its schedules or agreement on application form related business approved and confirmed by Party B.

3. Circumstances that may endanger Party B's right as the creditor
(1) In case of any of the following, Party B may deem it to endanger the creditor's right hereunder: contracting out by Party A, custody (takeover), lease, shareholding reform, reduction of registered capital, investment, joint operation, merger, acquisition, purchase and restructuring, division, joint venture, application for (required) suspension and rectification, application for disbandment, required to withdraw, application for (required) bankruptcy, change of majority shareholder/actual controller, assignment of material assets, production suspension, suspension of business, heavy fine by competent authorities, required de-registration, revocation of business license, involvement in material legal dispute, material difficulties to production and operation, deterioration of financial conditions, inability of the legal representative or main person in charge to fulfill duties;
(2) In case of any of the following, Party B may deem it to endanger the creditor's right hereunder: Party A fails to fulfill other due liabilities (including due liabilities to organs at all levels of China Construction Bank or other third party), assignment of assets at low or no cost, reduction of a third party's liabilities, default in executing creditor's right or other rights, or provide guarantee for a third party.

(3) Party A's shareholders abuse the independent corporate status of the company or limited liabilities of shareholders to evade debts, which Party B deems to endanger the creditor's right hereunder:
(4) Any precondition of the contract or its schedules or Party B's provision of trade financing to Party A agreed for a single trade financing transaction is not satisfied on a continual basis;
(5) In case of any of the following to the guarantor, Party B may deem it to endanger the creditor's right hereunder:
1. Breaches any provision hereunder or there is any false, erroneous or missing information in the presentation and warranty;
2. Contracting out, custody (takeover), lease, shareholding reform, reduction of registered capital, investment, joint operation, merger, acquisition, purchase and restructuring, division, joint venture, application for (required) suspension and rectification, application for disbandment, required to withdraw, application for (required) bankruptcy, change of majority shareholder/actual controller, assignment of material assets, production suspension, suspension of business, heavy fine by competent authorities, required de-registration, revocation of business license, involvement in material legal dispute, material difficulties to production and operation, deterioration of financial conditions, inability of the legal representative or main person in charge to fulfill duties, which may affect the guarantor's ability to fulfill guaranty;
3. Other circumstances in which the guarantor loses or is likely to lose the ability to fulfill guaranty;
(6) In case of any of the following to mortgage or pledge, Party B may deem it to endanger the creditor's right hereunder:
1. The mortgaged or pledged assets are damaged, lost, or the value is diminished due to a third person's behavior, confiscation by the state, imposition, withdrawal at no cost, demolition for relocation, change to market status, or any other reason;
2. The mortgaged or pledged assets are sealed up, seized, froze, detained, retained, auctioned, under custody of administrative authorities, or involved with dispute over ownership;
3. The mortgagor or pledgeor breaches the mortgage contract or pledge contract, or there is any false, erroneous or missing information in the presentation and warranty;
4. Other circumstances that are likely to endanger realization of Party B's right over the mortgage or pledge;
(7) In case the guarantee is not valid or is withdrawal or rescinded, or the guarantor breaches the contract or clearly indicates or demonstrates through behaviors that he/she will not fulfill the responsibilities of guaranty, or the guarantor loses part or whole ability of guaranty, or the value of collateral is diminished, Party B may deem it to endanger the creditor's right hereunder:
(8) Other circumstances Party B may deem to endanger the creditor's right hereunder:

4. Party B's remedy
In case of any of the circumstance in the above clause 2 or 3, Party B may execute one or more of the following rights:
(1) Party B correspondingly adjusts or terminates the use of the trade financing quota or any single sub-quota hereunder by Party A;

(2)Party B announces immediate maturity of Party A's liabilities hereunder or under the schedules hereto, requiring Party A to repay all principal, interest and expenses, due and pending, hereunder or under the schedules hereto;
(3) Collects default interest and compound interest;
(4) Executes the right of guaranty;
(5) Other remedy measures, including but not limited to:
1. Deducts the payment in RMB or other currencies from Party A's account opened in the system of China Construction Bank (including but not limited to the surety account), without notifying Party A in advance;
2. Requires Party A to provide new guaranty in line with Party B's requirements for all liabilities hereunder or under the schedules hereto;
3. Unilaterally rescinds or terminates the contract and/or the schedules hereto;
4. Party B's remedy measures agreed in the schedules hereto.

Article 9                      Miscellaneous
1. Expenses assumption
The expenses related to guaranty hereunder, including lawyer's service, insurance, assessment, registration, custody, identification and notarization shall be borne by Party A, unless otherwise agreed by both parties.
All actual expenses incurred by Party B for realizing the creditor's right (including but not limited to the suit cost, arbitration cost, property preservation cost, business trip cost, execution cost, assessment cost, auction cost, notary cost, delivery cost, announcement cost, and lawyer's cost, etc.) shall be borne by Party A.
2. Use of Party A's information
Party A agrees that Party B will inquire Party A's credit information from the credit database approved to be established by the People's Bank of China and credit and loan regulatory authorities or related departments and authorities, and agrees Party B will provide Party A's information to the above credit database. Party A further agrees Party B may reasonably use and disclose Party A's information for business needs.
3. Dun by announcement
As for Party A's delinquency of loan principal and interest or other breaches, Party B may report to related departments or authorities, and may dun by announcement through news media.
4. Evidentiary effect of Party B's records
Unless with reliable and determined evidence on the contrary, the internal accounting records of Party B, including the records of principal, interest, expenses, and repayment, and the documents, vouchers produced or maintained by Party B in the process of Party A's withdrawal, repayment and interest payment, and the records and documents of Party B's dunning, shall all constitute conclusive evidence of the liability relationship between Party A and Party B. Party A shall not raise dispute only for the reason the above records, documents and vouchers are produced or maintained by Party B unilaterally.
5. Right reservation
Party B's rights hereunder shall not affect any other right entitled by laws, legal regulations or other contracts. Any generosity, grace or favor over the breach or delay, or postponing any right hereunder, shall not be deemed waiver of rights or interest hereunder or permission or recognition on any breach, or limit, prevent or hinder continual execution of such right or any other right, or result in Party B's obligations and responsibilities to Party A.

6. In addition to the liabilities hereunder, if Party A has other due liabilities to Party B, Party B may deduct the payment in RMB or other currencies from Party A's account opened in the system of China Construction Bank first for repayment of any due liabilities, and Party A agrees not to raise any dispute.
7. In case of any change to Party A's communication address or contact means, it shall notify Party B in writing immediately. Any loss due to untimely notification shall be borne by Party A.
8. Deduction of payables
As for all payables from Party A hereunder, Party B may deduct corresponding payment in RMB or other currencies from Party A's account opened in the system of China Construction Bank, without notifying Party A in advance. If there is a need to go through foreign exchange settlement and sales or foreign exchange sale and purchase procedures, Party B shall be obliged to assist Party B, and the risk of exchange rate shall be borne by Party A.
9. Conditions for contract validity
The contract shall come into effect upon signature and official seal by Party A's legal representative (person in charge) or authorized agent and Party B's legal representative or authorized agent.
10. Within the validity period and the amount of trade financing quota, all legal documents in which Party A and Party B develop the relationship of creditor and debtor (including but not limited to schedules hereto, related business application forms, various documents) shall be integral part of the contract.
11. Party A represents, in executing this contract, it has no breached the laws, legal regulations or rules related to environmental protection, energy efficiency, emission and pollution reduction, and undertakes to strictly comply with such regulations; if the above representation is false or the above undertaking is not fulfilled, or Party A is likely to incur risk of energy consumption or pollution, Party B may cease granting credit to Party A (including but not limited to rejection of loan release, provision of financing, issuing a letter of guarantee or L/C or bank's acceptance bill), or announce advanced maturity of principal and interest of the creditor's right (including but not limited to loan, financing, payment on Party A's behalf that has occurred or is likely to occur), or adopt other remedy measures agreed hereunder or allowed by law.

Article 10                    Representation
1. Party A clearly understands Party B's business scope and authorization authority.
2. Party B has read all clauses herein. As per Party A's request, Party B has made explanations on related clauses herein. Party B has thoroughly understood the meaning of clauses herein and related legal consequences.
3. Party A signs and fulfills the obligations hereunder in accordance with laws, legal regulations, rules and Party A's articles of association and internal organization documents, and with approval from the company's internal competent organs and/or competent state authorities.

Special Terms

The reference number of the Contract for Trade Financing Quota is : No.1 of JMDFTQW 2011
Article 11                    Information of signatories
Party A: Fujian Zhongde Energy Co., Ltd
Registered address: Jiangyin Industrial Zone of Fuzhou City
Legal representative (person in charge): Ou Taiming
Tel: 85768370
Fax: 85768370
Zip code: 350309
Party B: China Construction Bank Fuqing Sub-branch
Address: China Construction Bank tower of Financial Center at Yuanhong Road, Rongcheng Town, Fuqing City
Person in charge: Chen Wensheng
Tel: 85261494
Fax: 85250600
Zip code: 350300

Article 12                    Agreement on Article 2
Party B agrees to provide to Party A a total quota of trade financing capped RMB(currency)  33,410,000 or equivalent, and the types and amount of each sub-quota include:
1. Open a sight L/C that Party B can control the goods right, with the quota of ____ (currency) ______;
2. Open a sight L/C that Party B cannot control the goods right, with the quota of RMB(currency)  33,410,000 or equivalent;
3. Open a usance L/C payable within 90 days (inc.) at sight and with quota of RMB(currency)  33,410,000 or equivalent;
4. Open a usance L/C payable in more than 90 days at sight and with quota of RMB(currency)  33,410,000 or equivalent;
5. The loan quota of the trust receipt under L/C is ____ (currency) ______;
6. The loan quota of the trust receipt not under L/C is ____ (currency) ______;
7. The quota of shipping guarantee is ____ (currency) ______;
8. The quota of packing loan is RMB(currency) 15,000,000 or equivalent;
9. The quota of export negotiation is RMB(currency) 28,000,000 or equivalent;
10. The quota of export bill purchase is RMB(currency) 28,000,000 or equivalent;
11. The buying quota of discount of bill/receivable under usance L/C is RMB(currency) 28,000,000 or equivalent;
12. The loan quota of export collection under D/P is RMB(currency) 28,000,000 or equivalent;
13. The loan quota of export collection under D/A is RMB(currency) 28,000,000 or equivalent;
14. Others_____.

Article 13                    Agreement on Clause 1 of Article 3
The quota validity period hereunder is from January 7, 2011 to December 15, 2011 (hereinafter referred to as "quota validity period").

Article 14                    Agreement on Item (1) of Clause 2 of Article 4
As for quota management fee, collect 0% of the total quota.

Article 15                    Agreement on Clause 2 of Article 5
Except that Party B waives in part or whole, only when the following preconditions are met, Party B will be obliged to provide trade financing to Party A:
(1) Party A has gone through related approval, registration, delivery, insurance and other legitimate procedures in accordance with laws and legal regulations;
(2) The guaranty in line with Party B's requirements has come into effect and remains effective;
(3) Party A does not breach any provision hereunder;
(4) Where Party A is required to pay Party B the quota management fee hereunder, Party A has paid such fee;
(5) Has provided other documents Party B deems necessary to submit;
(6) Party A's application for withdrawal of the trade financing quota has been reviewed and agreed by Party B;
(7) Other preconditions;
Blank for this field.

Article 16                    Agreement on Article 6
1. When Party A applied with Party B for using the trade financing quota hereunder, it shall sign with Party B the following 1, 4, 5, 6, 7, and 8 schedules. The schedules stamped with both parties' official seal shall become integral part of the contract, with legal binding force on both parties. Neither party shall raise dispute over the legal force of related schedules for the reason that such schedules are not signed by both parties hereunder.
1. Schedule 1: special agreement on opening L/C.
2. Schedule 2: special agreement on the loan of trust receipt.
3. Schedule 3: special agreement on shipping guarantee.
4. Schedule 4: special agreement on packing loan.
5. Schedule 5: special agreement on export bill purchase.
6. Schedule 6: special agreement on export negotiation.
7. Schedule 7: special agreement on the loan of export collection.
8. Schedule 8: special agreement on discount of bill/receivable buying under usance L/C.
9. Others Blank for this field.

2. When Party A applies with Party B for handling trade financing business, it shall submit the following business application forms to Party B. The application forms confirmed by Party B shall serve as integral part of the contract and related schedules hereto, with legal binding force on both parties:
1. For application for opening L/C, Party A shall submit the application form of opening L/C;
2. For application for the loan of trust receipt, Party A shall submit the application form of the loan of trust receipt;
3. For application for shipping guarantee, Party A shall submit the application form of shipping guarantee;
4. For application for packing loan, Party A shall submit the application form of packing loan;
5. For application for export bill purchase, Party A shall submit the application form of export bill purchase;

6. For application for export negotiation, Party A shall submit the application form of export negotiation;
7. For application of the loan of export collection, Party A shall submit the application form of the loan of export collection;
8. For Application of discount of bill/receivable buying business under usance L/C, Party A shall submit the application form of discount of bill/receivable buying business under usance L/C.
9.  Others Blank for this field.

3. When Party A applies for opening usance L/C and sight L/C for which Party B cannot control the goods right, or applies for shipping guarantee or the loan of trust receipt, it shall provide the trust receipt as per Party B's requirements.

Article 17                    Dispute resolution means
In case of dispute arising from the contract fulfillment, both parties shall solve it through consultations. In case consultations fail, it shall be solved in the following first way:
(1) File a suit with the People's Court of Party B's place.
(2) Submit to _____ Arbitration Committee (arbitration site of ______), for arbitration under the then effective arbitration rules of the committee at the time of application for arbitration. The arbitration decision is final and binding on both parties.
In the suit or arbitration period, the clauses not involved with the dispute hereunder shall continue being fulfilled.

Article 18                    The contract is made in four copies.

Article 19                    Miscellaneous
The loan maturity date mentioned herein refers to the loan due date; the creditor's right hereunder is within the guarantee scope of Maximum Guarantee Contract with the reference number of JMDFMGW No.2.

Party A (Official Seal)
Legal representative (person in charge) or authorized agent (Signature)
January 6, 2011

Party B(Official Seal)
Person in charge or authorized agent (Signature)
January 6, 2011

Schedule 1, Trade Financing Quota 001

Special Agreement on Opening L/C

Reference number: No. 1-1 of JMDFTQCSW 2011
The schedule constitutes integral part of the Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as Quota Contract).
Article 1                      In case of any conflict between the schedule and Quota Contract, the former shall prevail. The L/C opening business hereunder includes but is not limited to opening a sight L/C for which Party B can control the goods right, opening a sight L/C for which Party B cannot control the goods right, opening a usance L/C.

Article 2                      Applicability of Uniform Customs and Practice for Documentary Credits
Unless otherwise agreed by both parties, Party A agrees Party B will handle the matters under L/C in accordance with the latest amendment to Uniform Customs and Practice for Documentary Credits of International Chamber of Commerce then effective on the day of opening the irrevocable documentary credit. And Party A agrees to bear the consequent liabilities and responsibilities.

Article 3                      Opening and modification of L/C
When Party A applies for opening L/C with Party B, it shall provide the documents and information including the underlying contract as per Party B's requirements, and guarantee the above documents and information and related underlying transactions are true and valid.
Party B's requirement on Party A to submit documents and information including the underlying contract shall not be construed as Party B's responsibility for the truthfulness and validity of Party A's engagement in the transaction.
The content of L/C which Party A applies for shall be based on the actual L/C opened by Party B. If there is a need to modify the L/C, Party A shall bring up a L/C modification application to Party B, and Party B will decide on whether modification can be performed as needed. Party A guarantees to pay all expenses arising from such amendment (including related bank expenses the overseas beneficiary refuses to bear).
As for the part of the L/C opening application form and L/C amendment application form that should be filled in English, such part must be filled in English. If such part is filled in Chinese and results in dispute, any consequent responsibilities shall be borne by Party A.
In case of vague words or vague meaning of words in the L/C opening application form, L/C amendment application form or other documents resulting in ambiguity, any consequent responsibilities shall be borne by Party A.

Article 4                      Outgoing payment under L/C
1. Party A shall, within the specified period in Party B's notification of L/C, notify Party B in writing of handling the procedure of honor (payment/acceptance/deferred payment undertaking)/refusing to honor. If Party A fails to notify Party B in writing within the specified period, Party B may decide on handling the procedure of honor/refusing to honor at its own discretion, and Party A agrees to bear all consequent responsibilities and results.
2. If Party A does not believe the documents under L/C constitute complying presentation, and intends to request Party B to refuse to honor, it shall, within the specified period in the notification of L/C, raise the request for refusing to honor and reasons in writing to Party B, listing all non-complying points at a time, and return to Party B all documents and materials Party B has delivered to Party A.

3. Party B has the right of examining the documents independently, and the right of deciding on whether the documents under L/C constitute complying presentation at its own discretion. If Party B believes the documents do not constitute complying presentation after such independent examination, it has the right of determining the way of handling such non-complying presentation, and may decide to accept or refuse to accept non-complying points at its own discretion. Whether Party A decides to accept the non-complying points does not affect whether Party B finally decides to accept the same. As long as Party B believes the documents under L/C constitute complying presentation, such L/C can be honored.
4. If Party A applies for opening a sight L/C, and Party B believes it constitutes complying presentation or accepts non-complying points as per Party A's request, Party A undertakes to, within the specified period in Party B's notification of L/C, pay off all money to Party B.
5. If Party A applies for opening an usance L/C, and Party B believes it constitutes complying presentation or accepts non-complying points as per Party A's request and has honored such L/C therefore, then Party A undertakes to, prior to the payment due date, pay off all money to Party B.
6. Party A undertakes to pay the following money to Party B within the period required by Party B, including but not limited to the payable for goods, related commissions, telecom cost, and miscellaneous cost under L/C, and overdue interest, liquidated damages, compensation, and related bank expenses that overseas beneficiary refuses to bear, arising from Party B's payment on Party A's behalf under L/C, which shall be paid by Party A, and the expenses for Party B to realize the creditor's right (including but not limited to suit cost, arbitration cost, property preservation cost, business trip cost, execution cost, assessment cost, auction cost, notarization cost, delivery cost, announcement cost, and lawyer's cost).

Article 5                      Disclaimer of information transmission and translation
Party B shall not be responsible for the consequences of delay, missing information or other errors that occur in transmission or delivery of any document.
If Party B is obliged to bear the responsibility to honor or reimburse, even if the document is lost in the middle of process, Party A shall pay all money to Party B under the schedules hereto and the Quota Contract.
Party B shall not be responsible for error in translation or explanation of technical terms, and may transmit clauses of L/V without translation.

Article 6                       Disclaimer of behaviors of the directed party
To execute Party A's directions, Party B may select and utilize a third party's service at its own discretion, at the cost and risk of Party A.
If the directions sent by Party B to other third parties are not correctly executed, Party B shall not bear any consequent responsibilities.
As for any liabilities and responsibilities imposed on Party B by overseas laws and customs, Party A shall be bound to the same, and shall be therefore responsible for compensation to Party B.

Article 7                      Dispute of underlying contract or fraud of L/C
If there is any loss caused to Party B due to a dispute over the underlying contract based on which the L/C is opened or a third party's reasons, Party A shall bear the compensation responsibility.
If there is any dispute over the underlying contract with which the L/C is involved or there is fraud with the L/C, and if Party B, Party B's designated bank, authorized person or confirming bank has honored the L/C, or the negotiation bank has performed negotiation, whether the above dispute or fraud is solved, Party A shall pay all money to Party B under the schedule and the Quota Contract.

Article 8                      Other rights and obligations of both parties
1. Unless otherwise agreed by both parties, Party B may select the advising bank, negotiating bank and confirming bank of L/C, and may entrust other third party to handle the matters related with L/C.
2. Settlement in RMB and foreign currency under the L/C applied for to be opened by Party A shall be handled through Party B.
3. If Party B accepts export honoring of non-complying presentation as per Party A's directions, or Party B and Party A both believe the documents constitute non-complying presentation and Party B refuses to honor, all consequent responsibilities shall be borne by Party A.

Article 9                      Responsibilities of breach
1. Party A's breach
(1) Party A breaches any provision under the schedule or the Quota Contract or breaches any legitimate liability;
(2) Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract.
(3) In case Party A breaches or in case of any of the circumstances that may endanger Party B's right as the creditor under the Quota Contract, Party B may execute one or more of the following rights:
(1) If Party B pays on Party A's behalf, from the date of such payment, Party B may charge overdue interest on the overdue loan interest rate, which shall be determined by both parties at the time of handling a single transaction.
(2) As for the payables by Party A, Party B may directly deduct from Party A's surety account opened at Party B, or deduct from other accounts opened by Party A in the system of China Construction Bank, or deduct from other receivables of Party A;
(3) Disposes of the documents and/or goods under the L/C;
(4) Executes the right of guarantee;
(5) Requires Party A to top up surety or other guarantee recognized by Party B;
(6) Party B's remedy measures agreed in Quota Contract;
(7) Other measures permitted by law.

Article 10                    Miscellaneous
The schedule shall be constructed in accordance with the purpose hereof, words and sentences used herein, related clauses, transaction customs, international customs (including but not limited to the latest amendment to Uniform Customs and Practice for Documentary Credits of International Chamber of Commerce then effective on the day of opening the L/C by Party B) and the principle of integrity and honesty, to determine the true meaning of clauses hereof.
The documents such as application form for opening a L/C and application form for amendment to a L/C shall serve as integral part hereof.

Party A (official seal):

Party B (official seal):

Schedule 4, Trade Financing Quota 001

Special Agreement on Packing Loan

Reference number: No. 1-1 of JMDFTQPLSW 2011
The schedule constitutes integral part of Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as "Quota Contract").
Article 1                      In case of the schedule and the Quota Contract, the former shall prevail. The schedule is applicable to packing loan. The packing loan refers to the dedicated loan for stocking under the documentary credit granted to Party A by Party B as per Party A's application, prior to Party A's delivery of documents, with the original of such documentary credit and amendment thereto (if any) with Party A as the beneficiary retained by Party B.

Article 2                      Amount and period of loan
The amount and period of loan shall be agreed by both parties at the time of handling a single transaction, and shall be calculated as of the date of Party A's withdrawal of loan.

Article 3                      Purpose of loan
Party A shall use the loan for purchase, organizing production, transportation and arrangement of goods under export L/C, and shall not use such loan for any other purpose.

Article 4                      loan interest rate and interest accrual and settlement
The loan interest rate shall be agreed by both parties at the time of handling a single transaction.
The loan interest shall accrue as of the date the loan is transferred to Party A's account. If the loan currency is RMB, the interest rate shall remain unchanged in the agreed loan period; if the loan currency is a foreign currency, the interest rate adjustment shall be otherwise agreed by both parties.
In case Party A repays the loan in advance, the interest shall be calculated based on the actual days of loan use and agreed loan interest rate. After advanced repayment, the outstanding liabilities shall be notwithstanding based on the agreed loan interest rate.

Article 5                      Repayment
1. Party A's foreign exchange earnings from export, or the earnings from export negotiation, export bill purchase or other trade financing business handled through Party B (including but not limited to the discount of bill or receivable buying under usance L/C, forfaiting) shall all be immediately used for repaying the principal, interest and other expenses. For foreign exchange earnings from export under partial shipment credit, each earning shall also be immediately used for repaying the principal, interest and other expenses.

If Party A cannot deliver goods, or Party A's documents do not constitute complying presentation, or there is any other reasons resulting in failure of repayment in the above means, Party A shall repay the money with funds from other sources.
When the loan become due, Party A shall repay all principal, interest and other expenses of the loan.
2. Within the loan period, if for any reason, Party A fails to ship goods under the L/C, or fails to submit the whole set of documents under the L/C to Party B, or Party A submit documents at other banks; or Party A's submitted documents are believed by Party B not to constitute complying presentation; or for any reasons the issuing bank or confirming bank refuses to honor, or there is any reason foreign exchange earning cannot be collected in full as scheduled under the L/C; or there is any change to the clauses of L/C that is negative to Party B (including but not limited to the L/C amount is diminished, payment period is extended, L/C is cancelled, L/C validity period is shortened, negative change to the shipping period, etc.), Party A is obliged to repay in advance as per Party B's request.
3. If Party A uses equity fund other than foreign exchange earnings to repay loan in advance, it shall notify Party B in writing one banking day before the repayment day and obtain Party B's consent.

Article 6                      Rights and obligations
1. Party B shall grant the loan as agreed.
2. Party A shall, within the validity period of L/C and the document submission period agreed in L/C, submit all documents under the L/C to Party B for handling the foreign exchange earnings from export, and Party A shall not submit documents at other banks.
3. Settlement in RMB and foreign currency of Party A under the schedule shall be handled through Party B.
4. Party A shall repay all loan principal, interest and expenses as agreed.
5. Party A must use the loan for the agreed purpose.
6. Without written consent of Party B and the guarantor, Party A shall not request or accept modification to clauses of L/C or cancellation of L/C.
7. Without Party B's written consent, Party A shall not assign the rights and obligations under the L/C, the schedule or Quota Contract.
8. Party A shall provide to Party B the information on the use of packing loan and preparation of goods export under the L/C, and ship goods as per L/C, and accept Party B's supervision, and submit the full set of clean original documents under the L/C to Party B.
9. Party A shall guarantee the truthfulness and legitimacy of the underlying transaction under the L/C.

Article 7                      Responsibilities of breach
In case Party A breaches the schedule or Quota Contract, or Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract, or there is any of the circumstances agreed in the Quota Contract that may endanger Party B's right as the creditor, Party B may adopt one or more of the following measures:
(1) Cease granting loan to Party A, and announce immediate maturity of loan, require Party A to repay all due and pending principal, interest and expenses of liabilities immediately.

(2) If Party A fails to use the loan for the purpose agreed in the schedule, as for the part appropriated by Party A, interest and compound interest shall be calculated based on the default interest rate and interest settlement means agreed by both parties for a single transaction from the date of such appropriation to the date all principal and interest are paid off. If the principal and interest are agreed to be paid off in lump sum in the single transaction, as for the part appropriated by Party A, interest and compound interest shall be calculated on a quarterly basis based on the default interest rate agreed by both parties for a single transaction from the date of such appropriation to the date all principal and interest are paid off.
(3) Before the loan becomes due, as for the interest Party A fails to pay in time, compound interest shall be calculated based on interest rate and interest settlement means for a single transaction.
After the loan becomes overdue, from the overdue date to the date all principal and interest are paid off, as for the loan principal and interest Party A has not repaid in time (including the loan principal and interest Party B declares to be mature in advance in whole or part), the interest and compound interest shall be calculated based on the overdue loan interest rate in the interest settlement means agreed for a single transaction; if the principal and interest is agreed to be paid off in lump sum for a single transaction, as for the loan principal and interest Party A fails to pay in time (including the loan principal and interest Party B declares to be mature in advance in whole or part), the interest and compound interest shall be calculated based on the overdue loan interest rate. The overdue loan interest rate shall be agreed by both parties at the time of handling a single transaction.
Loan overdue refers to Party A's failure of repaying the loan in time.
(4) Execute the right of guarantee.
(5) Require Party A to provide the guarantee in line with Party B's requirements.
(6) Party B's remedy measures agreed in the Quota Contract.
(7) Other remedy measures permitted by law.

Article 8                      Construction of the schedule
The schedule shall be constructed in accordance with the purpose hereof, words and sentences used herein, related clauses, transaction customs, international customs and the principle of integrity and honesty, to determine the true meaning of clauses hereof.

Article 9                      The application form of packing loan and other documents shall serve as valid integral part hereof.

Party A (official seal):                                                                           Party B (official seal):

Schedule 5, Trade Financing Quota 001

Special Agreement on Export Bill Purchase

Reference number: No. 1-2 of JMDFTQEBPSW 2011
The schedule constitutes integral part of the Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as "Quota Contract") signed between Fujian Zhongde Energy Co., Ltd (hereinafter referred to as Party A) and China Construction Bank Fuqing Sub-branch (hereinafter referred to as Party B) on January 7, 2011.

Article 1                      Export bill purchase
Export bill purchase refers to the financing behavior that Party B grants loan to Party A based on the amount of the bill of exchange or amount of the document under the L/C as per Party A's application, and the foreign exchange earnings from export under the L/C is first used for repaying the loan principal and interest and related expenses.
The currency, amount and period of the export bill purchase shall be agreed by both parties at the time of handing a single transaction.

Article 2                      Interest rate, interest calculation method and repayment of bill purchase
The interest rate of export bill purchase is fixed rate. Within the bill purchase period, the interest rate remains unchanged, and the specific interest rate shall be agreed by both parties at the time of handing a single transaction.
Interest of export bill purchase is calculated on a daily basis. As for the export bill purchase other than HK dollar and UK sterling, the daily interest rate is calculated on the basis of 360 days a year. As for the export bill purchase with HK dollar or UK sterling, the daily interest rate is calculated on the basis of 365 days a year. The days of interest accrual period include the first day and exclude the last day of the period.
When the export bill purchase becomes due, Party A shall repay all the principal and interest in lump sum. If the money under L/C is all received before the export bill purchase is due, Party A shall use such money to repay the principal and interest immediately.

Article 3                      Recovery of export bill purchase
1. No matter whether the bill purchase expires, in case of any of the following, no matter whether the export bill purchase is due, Party B may require Party A to liquidate the principal and interest and related expenses of the bill purchase immediately;
1. If the overseas bank (including issuing bank, confirming bank, reimbursing bank and designated bank, same below) believes the submitted documents under the L/C do not constitute complying presentation, it may refuse to pay, delay to pay or deduct from payment;
2. There is any false, erroneous or missing information in transmission or delivery of any document, resulting in rejection of payment, delay of payment or deduction from payment by overseas bank;
3. Any legal regulation (including but not limited to provision on anti-laundry or anti-terrorism), court ruling, stop-payment by court, arbitration award, turbulence or war or financial crisis in the place of the overseas bank, bankruptcy or shutdown of overseas bank, or other force majeure or other reason results in rejection of payment, delay of payment or deduction from payment by overseas bank, or freezing or stop payment of money under the L/C;
4. Whatever reasons that result in rejection of payment, delay of payment or deduction from payment under L/C by overseas bank;
5. Whatever reasons that result in the foreign exchange earnings from export under the L/C are insufficient to repay the principal, interest and related expenses of export bill purchase;
6. Any circumstance agreed in the Quota Contract that may endanger Party B's right as the creditor.

2. When Party B executes the right of recovery from Party A, Party A shall not refuse reimbursing the principal, interest and related expenses under the export bill purchase to Party B for the reason that there is dispute over the underlying transaction under the L/C, over the issuing applicant and issuing bank, or over Party B and the issuing bank or its designated bank.

3. When Party B recovers the principal, interest and related expenses of export bill purchase (including overdue interest) from Party A, Party B may deduct related money from Party A's account opened in the system of China Construction Bank or from other receivables of Party A as reimbursement, and may dispose of the document and goods under the L/C and be reimbursed from the earnings, and may execute the recovery right against Party A according to the Law on Negotiable Instruments. If Party B's earnings are insufficient for reimbursement, Party B may continue recovering from Party A for the gap, until the reimbursement is completed in full.
4. Party B does not guarantee the overseas bank will believe the documents submitted by Party A under the L/C constitute complying presentation, and Party A shall bear any risk or loss due to rejection to honor by the overseas bank which believes Party A's submitted documents do not constitute complying presentation.
5. No matter whether Party B examines the documents submitted by Party A under the L/C, no matter whether there is any error in the transmission or delivery of Party A's submitted documents, it shall not affect Party B's recover of all principal and interest and related expenses under the export bill purchase, and Party B shall not raise any defense.

Article 4                      Other rights and obligations of both parties
1. Party A may require Party B to grant financing for export bill purchase under the schedule.
2. Party A may repay in advance, and the interest shall be calculated based on the actual days of use and the interest rate of bill purchase agreed hereunder.
3. If packing loan or other trade financing has been handled under the L/C hereunder, Party A agrees to use the money from bill purchase first for repaying the principal and interest and related expenses of the packing loan or other trade financing.
4. Settlement in RMB and foreign currency of Party A under the schedule shall be handled at the account opened by Party B.
5. Party A shall submit the original L/C and original amendment (if any) hereunder, and the full set of documents required to be submitted under the L/C to Party B for remittance, and the money received shall be directly used for repaying the principal and interest and related expenses of the bill purchase hereunder, and the gap shall be otherwise repaid by Party A.
6. After handling the export bill purchase, Party B shall be entitled with the right of disposal of the full set of documents and/or goods under the L/C, or the property interest or any other interest entitled by any applicable law, until Party B's right as the creditor is liquidated in full.
7. Party B may use an agency bank or other third party's service to recover the money under L/C, at the cost and risk of Party A, and Party B shall not bear any responsibility.
8. If the overseas bank believes the documents do not constitute complying presentation, or there is any other reason that requires Party B to refund any money paid to Party B, Party B may decide to refund the above money with interest and other expenses at its own discretion without Party A's consent, and without bearing any responsibility to Party A; if Party B therefore incurs payment on Party A's behalf or loss or expenses, Party A shall immediately reimburse Party B or compensate to Party B in full amount. If Party B has paid the above money to Party A or used for liquidating the principal and interest of export bill purchase, Party A agrees to immediately refund (with interest and other expenses). If Party B is claimed for compensation from the overseas bank or any third party, Party A shall bear any consequent losses that may be incurred by Party B.

The above provision does not affect Party A's obligation of repaying the principal and interest and other expenses of the bill purchase under the agreement.
9. As for matters not mentioned herein and without compulsory applicable provisions in laws and legal regulations of China, both parties agree to follow related international customs applicable to the L/C under the schedule.

Article 5                      Responsibilities of breach
In case Party A breaches the schedule or Quota Contract, or Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract, or there is any of the circumstances agreed in the Quota Contract that may endanger Party B's right as the creditor, Party B may adopt one or more of the following measures:
(1) Require Party A to repay the principal and interest and related expenses of the bill purchase immediately.
(2) If Party A fails to pay the principal and interest of the bill purchase in full when the bill purchase period expires, the interest and compound interest shall be calculated on the quarterly basis based on the overdue loan interest rate, from the overdue date to the date all principal and interest are paid off. The overdue loan interest rate shall be agreed by both parties at the time of handling a single transaction.
As for the principal and interest of the bill purchase recovered by Party B in advance, if Party A fails to liquidate within the period required by Party B, it shall be deemed overdue.
(3) Dispose of the documents and goods represented by such documents under the L/C hereunder.
(4) Execute the right of guarantee.
(5) Require Party A to provide the guarantee in line with Party B's requirements.
(6) Party B's remedy measures agreed in the Quota Contract.
(7) Other remedy measures permitted by law.

Article 6                      Miscellaneous
The application form of export bill purchase, application form of document submission under L/C, and other documents shall serve as valid integral part hereof.
The schedule shall be constructed in accordance with the purpose hereof, words and sentences used herein, related clauses, transaction customs, international customs and the principle of integrity and honesty, to determine the true meaning of clauses hereof.

Party A (official seal):

Party B (official seal):

Schedule 6, Trade Financing Quota 001

Special Agreement on Export Negotiation

Reference number: No. 1-1 of JMDFTQENSW 2011
The schedule constitutes integral part of the Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as "Quota Contract").

Article 1                      Export negotiation
The export negotiation mentioned herein (export negotiation) refers to the behavior that Party B pays the money in certain proportion of the amount of bill of exchange or document under the L/C to Party A in advance as per Party A's application, prior to the banking day on which Party B shall be reimbursed by the issuing bank or the designated bank by the issuing bank, and therefore purchases the bill of exchange and/or document under the L/C, and may recover the principal and interest and related expenses of the advance payment from Party A under agreed circumstances.
The amount, currency, period, start and end date, and due date of the export negotiation shall be agreed by both parties at the time of handing a single transaction.

Article 2                      Repayment and interest calculation
1. If Party B receives payment from the overseas bank (including issuing bank, confirming bank, reimbursing bank and designated bank, same below) by the due date of the export negotiation, and if the amount of payment by the overseas bank exceeds the sum of the negotiated amount and interest, the balance shall be refunded to Party A by Party B; if lower, Party A shall fill the gap within the period required by Party B;
2. If Party B does not receive payment from the overseas bank by the due date of the export negotiation, Party A shall pay the negotiated amount and interest within the period required by Party B.
3. The interest of export negotiation shall be calculated in the following way:
The negotiation interest rate is fixed annual rate. In the negotiation period, such rate remains unchanged. The rate shall be agreed by both parties at the time of handing a single transaction.
Negotiated interest=negotiated amount* days of interest period*negotiated daily interest rate
Negotiation interest shall be calculated on a daily basis. As for the export negotiation other than HK dollar and UK sterling, the daily interest rate is calculated on the basis of 360 days a year. As for the export negotiation with HK dollar or UK sterling, the daily interest rate is calculated on the basis of 365 days a year. The days of interest accrual period include the first day (negotiation start day) and exclude the last day of the period (negotiation end day).
When the negotiation becomes due, Party A shall repay all the principal and interest in lump sum. If the money under L/C is all received before the negotiation is due, Party A shall use such money to repay the principal and interest immediately.

Article 3                      Recovery of export negotiation
1. No matter whether the negotiation becomes due, in case of any of the following, Party B may immediately recover the principal and interest and related expenses of export negotiation from Party A:
1. If the overseas bank believes the submitted documents under the L/C do not constitute complying presentation, it may refuse to pay, delay to pay or deduct from payment;
2. There is any delay or missing information or other errors in transmission or delivery of any document, resulting in rejection of payment, delay of payment or deduction from payment by overseas bank;

3. Any legal regulation (including but not limited to provision on anti-laundry or anti-terrorism), court ruling, stop-payment by court, arbitration award, turbulence or war or financial crisis in the place of the overseas bank, bankruptcy or shutdown of overseas bank, or other force majeure or other reason results in rejection of payment, delay of payment or deduction from payment by overseas bank, or freezing or stop payment of money under the L/C;
4. Any circumstance agreed in the Quota Contract that may endanger Party B's right as the creditor.

2. When Party B recovers the principal, interest and related expenses of export negotiation (including overdue interest) from Party A, it may deduct related money from Party A's account opened in the system of China Construction Bank or from other receivables of Party A as reimbursement, and may dispose of the document and goods under the L/C and be reimbursed from the earnings, and may execute the recovery right against Party A according to the Law on Negotiable Instruments. If Party B's earnings are insufficient for reimbursement, Party B may continue recovering from Party A for the gap, until the reimbursement is completed in full.
3. When Party B executes the right of recovery from Party A, Party A shall not refuse reimbursing the principal, interest and related expenses under the export negotiation to Party B for the reason that there is dispute over the underlying transaction under the L/C, over the issuing applicant and issuing bank, or over Party B and the issuing bank or its designated bank.
4. Though Party B has reviewed the documents under the L/C submitted by Party A and believes such documents constitute complying presentation, Party B does not guarantee the overseas bank will believe such documents constitute complying presentation. Party A shall be responsible for any risk and loss due to rejection of payment by the above-mentioned bank for the reason that such bank does not believe so. In such case, Party B may immediately seek to recover the principal and interest and related expenses under the export negotiation from Party A.

Article 4                      Other rights and obligations of both parties
1. Party A may repay in advance, and the interest shall be calculated based on the actual days of use and the interest rate of negotiation agreed hereunder.
2. If packing loan or other trade financing has been handled under the export negotiation L/C hereunder, Party A agrees to use the money from negotiation first for repaying the principal and interest and related expenses of the packing loan or other trade financing.
3. Settlement in RMB and foreign currency of Party A under the schedule shall be handled at the account opened by Party B.
4. Party A shall submit the original L/C and original amendment (if any) under the export negotiation, and the full set of documents required to be submitted under the L/C to Party B for remittance, and the money received shall be directly used for repaying the principal and interest and related expenses of the bill purchase hereunder, and the gap shall be otherwise repaid by Party A.
5. After handling the export negotiation, Party B shall be entitled with the right of disposal of the full set of documents and/or goods under the L/C, or the property interest or any other interest entitled by any applicable law, until Party B's right as the creditor is liquidated in full.
6. Party B may use an agency bank or other third party's service to recover the money under L/C, at the cost and risk of Party A, and Party B shall not bear any responsibility.
7. As for matters not mentioned herein and without compulsory applicable provisions in laws and legal regulations of China, both parties agree to follow related international customs applicable to the L/C under export negotiation .

8. If the overseas bank believes the documents do not constitute complying presentation, or there is any other reason that requires Party B to refund any money paid to Party B, Party B may decide to refund the above money with interest and other expenses at its own discretion without Party A's consent, and without bearing any responsibility to Party A; if Party B therefore incurs payment on Party A's behalf or loss or expenses, Party A shall immediately reimburse Party B or compensate to Party B in full amount. If Party B has paid the above money to Party A or used for liquidating the principal and interest of export negotiation, Party A agrees to immediately refund (with interest and other expenses). If Party B is claimed for compensation from the overseas bank or any third party, Party A shall bear any consequent losses that may be incurred by Party B.
The above provision does not affect Party A's obligation of repaying the principal and interest and other expenses of the negotiation under the agreement.

Article 5                      Responsibilities of breach
In case Party A breaches the schedule or Quota Contract, or Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract, or there is any of the circumstances agreed in Clause 1 of Article 3 of the schedule, Party B may adopt one or more of the following measures:
(1) Require Party A to repay the principal and interest and related expenses of the negotiation immediately.
(2) If Party A fails to pay the principal and interest of the negotiation in full when the negotiation period expires, the interest and compound interest shall be calculated on the quarterly basis based on the overdue loan interest rate, from the overdue date to the date all principal and interest are paid off. The overdue loan interest rate shall be agreed by both parties at the time of handling a single transaction. As for the principal and interest of the negotiation recovered by Party B in advance, if Party A fails to liquidate within the period required by Party B, it shall be deemed overdue.
(3) Other remedy measures include but are not limited to:
1. Dispose of the documents and goods represented by such documents under the export negotiation L/C;
2. Execute the right of guarantee;
3. Require Party A to provide the guarantee in line with Party B's requirements;
4. Party B's remedy measures agreed in the Quota Contract;
5. Other remedy measures permitted by law.

2. In case there is mistake in Party B's reviewing or handling of documents which results in loss, the responsibilities of compensation to Party A are limited to the document handling fee and reviewing fee paid by Party A to Party B.

Article 6                      Miscellaneous
The application form of export negotiation, export bill application form of export L/C, export manifest under export negotiation related L/C, and other documents shall serve as valid integral part hereof.
The schedule shall be constructed in accordance with the purpose hereof, words and sentences used herein, related clauses, transaction customs, international customs and the principle of integrity and honesty, to determine the true meaning of clauses hereof.

Party A (official seal):

Party B (official seal):

Schedule 7, Trade Financing Quota 001

Special Agreement on Export Collection Loan

Reference number: No. 1-2 of JMDFTQCLSW 2011
The schedule constitutes integral part of the Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as "Quota Contract").

Article 1                      Export collection loan
Export collection loan refers to the financing behavior that Party B grants loan to Party A in certain proportion to the receivables under the export collection in handling the export documentary collection business, and the foreign exchange earnings under the export collection are first used for repaying the loan principal and interest.
The amount of export collection loan and the loan period shall be agreed by both parties at the time of handing a single transaction.

Article 2                      Interest rate, interest calculation method and repayment
The interest rate of a single loan is fixed annual rate, agreed by both parties at the time of handing a single transaction. Within the loan period, the interest rate remains unchanged.
Loan interest is calculated on a daily basis. As for the loan currency other than HK dollar and UK sterling, the daily interest rate is calculated on the basis of 360 days a year. As for the loan with HK dollar or UK sterling, the daily interest rate is calculated on the basis of 365 days a year. The days of interest accrual period include the first day and exclude the last day of the period.
When the loan becomes due, Party A shall repay all the principal and interest in lump sum. If the money under export collection is all received before the loan is due, Party A shall use such money to repay the principal and interest immediately.

Article 3                      Other rights and obligations of both parties
1. Party A may require Party B to grant financing for export collection loan hereunder.
2. Settlement in RMB and foreign currency of Party A under the schedule shall be handled at the account opened by Party B.
3. Party A shall submit the full set of collection documents under the export collection to Party B for remittance, and the money received shall be directly used for repaying the principal and interest and related expenses of the loan under export collection, and the gap shall be otherwise repaid by Party A.
4. Party B has the right to supervise Party A's production and operation, and Party A shall provide assistance.

5. Party A may repay in advance, and the interest shall be calculated based on the actual days of use and the interest rate of loan agreed hereunder.
6. After granting the export collection loan, Party B shall be entitled with the right of disposal of the full set of documents and/or goods under the export collection, or the property interest or any other interest entitled by any applicable law, until Party B's right as the creditor is liquidated in full.
7. Party B may use an agency bank or other third party's service to recover the money under L/C, at the cost and risk of Party A, and Party B shall not bear any responsibility.
8. Party A shall guarantee the truthfulness and legitimacy of the underlying transaction under the export collection.
9. Party A shall not refuse reimbursing the principal, interest and related expenses of the export collection loan to Party B for the reason that there is dispute over the underlying transaction under the export collection loan, over the payer and the collecting bank, or over Party B and the collecting bank.
10. Whether there is any error in Party B's translation, transmission or delivery of Party A's submitted document does not affect Party B's recovery of the principal, interest and related expenses of the export collection loan from Party A hereunder.
11. Party B may deduct related money from Party A's account opened in the system of China Construction Bank or from other receivables of Party A as reimbursement, and may dispose of the document and goods under the export collection and be reimbursed from the earnings at its own discretion, and may execute the recovery right against Party A according to the Law on Negotiable Instruments. If Party B's earnings are insufficient for reimbursement, Party B may continue recovering from Party A for the gap, until the reimbursement is completed in full.
12. Party B shall not be responsible for the consequences of delay, missing information or other errors that occur in transmission or delivery of any document or mail.
13. As for matters not mentioned herein and without compulsory applicable provisions in laws and legal regulations of China, both parties agree to follow related international customs (including but not limited to ICC Uniform Rules for Collections (URC 522)).

Article 4                      Responsibilities of breach
1. Party A's breach and circumstances that endanger Party B's realization of the creditor's right
1. Party A breaches the schedule or Quota Contract, or Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract;
2. Any circumstance that may endanger Party B's right as the creditor agreed in the Quota Contract;
3. Party B receives the notification on the payer's rejection of acceptance or payment sent from the collecting bank, or whatever reasons that result in rejection of payment, delay of payment, or deduction from payment under the export collection by the collecting bank or the payer;
4. Any legal regulation (including but not limited to provision on anti-laundry or anti-terrorism), court ruling, stop-payment by court, arbitration award, turbulence or war or financial crisis in the place of the overseas bank, bankruptcy or shutdown of overseas bank, or other force majeure or other reason results in rejection of payment, delay of payment or deduction from payment by overseas bank, or freezing or stop payment of money under the export collection;
5. Delay, missing information or other errors in transmission of documents, resulting in failure of foreign exchange earnings in full amount as scheduled;
6. Whatever reasons result in the foreign exchange earnings under export collection insufficient to repay the principal and loan and related expenses of the export collection loan.

2. In case of any of the above, Party B may execute one or more of the following rights:
(1) Cease granting loan to Party A, and announce immediate maturity of loan, require Party A to repay all due and pending principal, interest and expenses of liabilities immediately.
(2) Before the loan is due, calculate and collect compound interest based on the interest rate and settlement means agreed hereunder on the interest not paid by Party A in time.
After the loan becomes overdue, from the overdue date to the date all principal and interest are paid off, as for the loan principal and interest Party A has not repaid in time (including the loan principal and interest Party B declares to be mature in advance in whole or part), the interest and compound interest shall be calculated on a quarterly basis based on the overdue loan interest rate. The overdue loan interest rate shall be agreed by both parties at the time of handling a single transaction.
Loan overdue refers to Party A's failure of repaying the loan in time.
(3) Dispose of the documents and goods represented by such documents under the export collection.
(4) Require Party A to provide the guarantee in line with Party B's requirements.
(5) Execute the right of guarantee.
(6) Other remedy measures agreed in the Quota Contract.
(7) Other measures permitted by law.

Article 5                      Miscellaneous
The application form of export collection, export collection order and other documents shall serve as valid integral part hereof.

Party A (official seal):

Party B (official seal): China Construction Bank Corporation

Schedule 8, Trade Financing Quota 001

Special Agreement on Discount of Bill/Receivable
Buying under Usance L/C

Reference number: No. 1-1 of JMDFTQULAW 2011
The schedule constitutes integral part of the Contract for Trade Financing Quota with reference number of No.1 of JMDFTQW 2011 (hereinafter referred to as "Quota Contract").

Article 1                      Discount/buying
Discount of bill under usance L/C (hereinafter referred to as discount) refers to the financing behavior that Party B discounts the bill of exchange with the recovery right after acceptance of the bill under the usance L/C by the issuing bank or confirming bank or other designated bank (hereinafter referred to as accepting bank) as per Party A's application.

Buying of receivable under usance L/C (hereinafter referred to as buying) refers to the financing behavior that after the issuing bank or confirming bank or other designated bank (hereinafter referred to as accepting bank) confirms the payment due date under the L/C of postponed payment, Party B buys the receivable under such L/C with the recovery right.

Article 2                      Payment of financed money, discount/buying interest rate, interest calculation method and expenses
1. Interest rate and interest calculation method
Discount/buying interest rate is fixed rate and calculated on a daily basis. As for the discount/buying other than HK dollar and UK sterling, the daily interest rate is calculated on the basis of 360 days a year. As for the discount/buying with HK dollar or UK sterling, the daily interest rate is calculated on the basis of 365 days a year. The interest period of a single transaction refers to a period from the day Party A pays the financed amount of such transaction to the day of bill maturity or the payment due date confirmed by the accepting paying bank. The days of interest accrual period of a single transaction include the first day and exclude the last day of the period.
2. Expenses
In handling the discount/buying business, Party B may deduct corresponding overseas bank's commission in advance (balance will be paid to either side), and deduct related expenses arising from Party B's handling of such business (including but not limited to document handling fee, posting fee).
3. The interest rate and expenses of a single discount/buying transaction shall be otherwise determined by both parties. In case consultations fail, Party B has the right of not handling the transaction for Party A.
4. Collection method of interest and expenses and payment of financed money
On the day of payment of financed amount by Party B, Party B shall pay the bill amount of the usance L/C accepted by the accepting bank or the amount under the L/C of postponed payment confirmed by the accepting paying bank deducted of the discount/buying interest, overseas bank's commission, Party B's related expenses (including but not limited to document handling fee, posting fee) to Party A's designated account.

Article 3                      Conditions for Party A to apply for discount/buying business
Except Party B waives in part or whole, only when all the following preconditions are met, Party B will be obliged to handle the discount/buying business for Party A:
1. Party A has gone through related approval, registration, delivery, insurance and other legitimate procedures related to the discount/buying with the recovery right hereunder in accordance with laws and legal regulations, and has paid all taxes payable as required;
2. The bill of exchange under usance L/C has been accepted validly; under the L/C of postponed payment, the accepting paying bank has made valid confirmation on the payment due date;
3. The payment period of usance L/C is within one year (inc.), that is, no more than a year from the date of acceptance/date of promise to pay to the bill due date/payment due date;
4. Party A has submitted all related documents as per Party B's request;
5. Party B has approved Party A's application;
6. Other conditions.

Article 4                      Other rights and obligations of both parties
1. Settlement in RMB and foreign currency of Party A under the schedule shall be handled at the account opened by Party B.
2. Party A irrevocably assigns all its interest and rights under or related to such bill/receivable to Party B;
3. Without Party B's consent, Party A shall not assign its rights and obligations hereunder to any third party. Party B may assign its rights and obligations hereunder by notifying Party A;
4. Party A guarantees (1) it has not sold, assigned, or pledged its interest and rights under such bill/receivable to any third party in part or whole; (2) there is no any obstruction in assignment or realization of its rights under such bill/receivable; (3) has not adopted any action that may damage or limit Party B's rights related to execution of rights of such bill/receivable.
5. Party A shall guarantee the truthfulness and validity of the trade background and all documents.
6. Party B may decide on whether to approve Party A's application for discount/buying business at its own discretion.

Article 5                      Recovery
1. After the bill or receivable becomes due, for whatever reason Party B does not receive the payment by the accepting bank (accepting paying bank) in full amount in time, Party B may recover from Party A. Party A shall pay the following expenses and amount in lump sum to Party B within two working days after receipt of Party B's recovery notice;
(1) The accepted amount/commitment amount rejected by the accepting bank (accepting paying bank);
(2) The interest for delayed payment of the rejected accepted amount/commitment amount from the bill due date/payment due date to the date of Party B's actual receipt of Party A's payment. The interest for delayed payment shall be collected as agreed for a single transaction.
(3) Expenses for obtaining related certifications and sending notification.
2. Prior to the payment due date, in case of any of the following, Party B may recover from Party B in advance:
(1) The financial conditions of the accepting bank (accepting paying bank) deteriorate, or the bank is likely to be involved with material legal dispute, or is likely to be frozen of capital or receive injunction by competent authorities, or is likely to be disbanded, withdrawn, shut down or declared bankrupt;
The accepting bank (accepting paying bank) cannot pay related foreign exchange due to any legal regulation (including but not limited to provision on anti-laundry or anti-terrorism), court ruling, stop-payment by court, arbitration award, or foreign exchange control by its country, or there is political turbulence, war, natural disaster, or financial crisis in its country.
The accepting bank (accepting paying bank) notifies Party B the money is frozen, stopped of payment, or imposed with other property preservation measures by court.
Other circumstances that Party B believe are likely to affect timely payment by the accepting bank (accepting paying bank);
(2) Any of the circumstances that may endanger Party B's right as the creditor agreed in the Quota Contract.
3. When Party B receives repayment from Party A before the payment due date, it shall refund the discount/buying interest from the repayment date to the payment due date to Party A.

4. After Party B recovers from Party A and is completely reimbursed, the rights of receivables under the L/C with postponed payment shall belong to Party A.

Article 6                      Remedy measures for breach
In case Party A breaches the schedule or Quota Contract, or Party A clearly indicates or demonstrates through its behaviors it will not fulfill any provision under the schedule or the Quota Contract, or there is any of the circumstances agreed in Clause 1 or Clause 2 of Article 5 of the schedule or agreed in the Quota Contract that may endanger Party B's right as the creditor, Party B may adopt one or more of the following remedy measures:
1. Require Party A to correct its breach within a specified period. If Party A fails to correct within such period, Party B may rescind the schedule and require Party A to bear the responsibility of compensation for losses;
2. Execute the recover right on the bill or receivable under the schedule and require Party A to pay the interest and related expenses for delayed payment;
3. Dispose of the documents and goods represented by such documents under the L/C;
4. Require Party A to provide the guarantee in line with Party B's requirements.
5. Execute the right of guarantee.
6. Other remedy measures agreed in the Quota Contract;
7. Other remedy measures permitted by law.

Article 7                      Miscellaneous
The application form of bill discount/receivable buying under usance L/C shall serve as valid integral part hereof.

Party A (official seal):                                                                                     Party B (official seal):